                                                                    EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                             AS OF AUGUST 31, 2001

                                                             YEAR                                                       ANTICIPATED
                                                             BUILT/     WATER                                           CONTRACT
RIG                                RIG DESIGN                REBUILT    DEPTH     LOCATION           OPERATOR           EXPIRATION
---                                ----------                -------    -----     --------           --------           -----------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul             MLT Class 84-E.R.C.(T)          1976/1995  390'-IC  Main Pass 290        Apache                12/2001


Noble Leonard Jones          MLT Class 53-E.R.C.(T)          1972/1998  390'-IC  Eugene Island 354    Apache                12/2001


Noble Bill Jennings          MLT Class 84-E.R.C.(T)          1975/1997  390'-IC  South Timbalier 265  Magnum Hunter          9/2001

Noble Johnnie Hoffman        BakMar BMC 300 IC(T)(Z)         1976/1993  300'-IC  West Cameron 170     Nexen                  1/2002

Noble Sam Noble              Levingston Class 111-C(T)        1982      300'-IC  Eugene Island 113    Stacked

Noble Gene Rosser            Levingston Class 111-C(T)       1977/1996  300'-IC  Matagorda Island 700 Aviara                 9/2001

Noble John Sandifer          Levingston Class 111-C(T)       1975/1995  300'-IC  West Cameron 144     Apache                10/2001


Noble Tom Jobe               MLT Class 82-SD-C(T)(Z)          1982      250'-IC  Vermilion 38         Unocal                10/2001

Noble Earl Frederickson      MLT Class 82-SD-C(T)(Z)          1979      250'-IC  Ship Shoal 100       Halliburton/Chevron    9/2001

Noble Carl Norberg           MLT Class 82-C(T)               1976/1996  250'-IC  Eugene Island 252    Chevron               10/2001


GOM SUBMERSIBLES (3)
--------------------

Noble Fri Rodli              Transworld                      1979/1998    70'-C   High Island 197      Spinnaker              9/2001

Noble Joe Alford             Pace 85                          1982        85'-C   Ship Shoal 47        ADTI                   9/2001

Noble Lester Pettus          Pace 85                          1982        85'-C   Eugene Island 53     Forest Oil             9/2001

GOM SEMISUBMERSIBLES (6)
------------------------

Noble Paul Romano            Noble EVA 4000TM(T)             1981/1998   6,000'   Miss. Canyon 899     Shell                 12/2003

Noble Jim Thompson           Noble EVA 4000TM(T)             1984/1999   6,000'   Miss. Canyon 934     Shell                  7/2002

Noble Amos Runner            Noble EVA 4000TM(T)             1982/1999   6,600'   Green Canyon 338     Murphy                 8/2004

Noble Max Smith              Noble EVA 4000TM(T)             1980/1999   6,000'   Garden Banks 515     Marathon               1/2005

Noble Homer Ferrington       F&G 9500 Enhanced Pacesetter(T) 1985/1999   6,000'   Green Canyon 473     Mariner Energy         1/2005


Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter    1987/1999   7,500'   MS - F&G shipyard    Shipyard

INTERNATIONAL(30)
-----------------

MEXICO JACKUPS (1)
------------------

Noble Lewis Dugger           Levingston Class 111-C(T)       1977/1997  300'-IC   Bay of Campeche      Pemex                 11/2001

BRAZIL JACKUPS (1)
------------------

Noble Dick Favor             BakMar BMC 150 IC               1982/1993  150'-IC   Brazil               Petrobras              2/2002

BRAZIL SEMISUBMERSIBLES(1)
--------------------------

Noble Paul Wolff             Noble EVA 4000TM(T)             1981/1998   8,900'   Brazil               Petrobras              5/2005

BRAZIL DRILLSHIPS(3)
--------------------

Noble Leo Segerius           Gusto Engineering Pelican(T)    1981       5,000'-DP Brazil               Petrobras             12/2001


Noble Roger Eason            Neddrill(T)                     1977       6,000'-DP Brazil               Petrobras              4/2003

Noble Muravlenko             Gusto Engineering Ice Class(T)  1982/1997  4,000'-DP Brazil               Petrobras              3/2003

                              DAYRATE
RIG                           ($000)                              COMMENTS
---                           ------                              --------
U.S. GULF OF MEXICO (19)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                 65-67           Rate effective 8/27/2001, rate review every 90 days, next review
                                                 11/27/2001.

Noble Leonard Jones              65-67           Rate effective 8/22/2001, rate review every 90 days, next review
                                                 11/22/2001.

Noble Bill Jennings              64-66           Next to Chevron on +/- 9/07/2001 for 30 days @ $58-60, plus two 30-day options at mutually agreed rates.

Noble Johnnie Hoffman            52-54           Six-month extension effective 7/10/2001.

Noble Sam Noble                                  Stacked ready. Rig released 8/30/2001.

Noble Gene Rosser                54-56           Rig to be released +/- 9/04/2001.

Noble John Sandifer              54-56           Rate review every 90 days. Next review 9/02/2001. Contract term shortened by 72 days, equal to the days Apache utilized the Noble Gene Rosser.

Noble Tom Jobe                   47-49           Rate review every 90 days. Next review 10/18/2001.

Noble Earl Frederickson          47-49           Next rate review 9/12/2001.

Noble Carl Norberg               42-43           New rate effective 8/27/2001 through +/- 10/25/2001. Option to extend at mutually agreed rates.

GOM SUBMERSIBLES (3)
--------------------

Noble Fri Rodli                  34-36           On contract through +/- 9/07/2001.

Noble Joe Alford                 30-32           Extended for one well from 8/26/2001 for +/- 21 days.

Noble Lester Pettus              39-41           On contract through +/- 9/26/2001.

GOM SEMISUBMERSIBLES (6)
------------------------

Noble Paul Romano                134-136

Noble Jim Thompson               158-160

Noble Amos Runner                146-148          Repairs complete. Off contract from 6/22/2001 through 7/23/2001.

Noble Max Smith                  154-156          Marathon one well through +/- 11/15/2001. Then to Dominion for two wells
                                                  @ $139-141.

Noble Homer Ferrington            99-101          Two wells for Mariner from mid-August 2001 through mid-October. Then to Samedan for one well @$78-81 through +/- 11/15/2001.

Noble Clyde Boudreaux                             Engineering complete.

INTERNATIONAL(30)
-----------------

MEXICO JACKUPS (1)
------------------

Noble Lewis Dugger                 62-64          On contract 6/25/2001. 145-day term.

BRAZIL JACKUPS (1)
------------------

Noble Dick Favor                   38-40          On rate 2/04/2001.

BRAZIL SEMISUBMERSIBLES(1)
--------------------------

Noble Paul Wolff                  138-140

BRAZIL DRILLSHIPS(3)
--------------------

Noble Leo Segerius                 61-63          Awarded 3-year contract with Petrobras @ $108-112. Rig damaged by supply boat.
                                                  Down for repairs from 8/21/2001 through +/- 9/03/2001.

Noble Roger Eason                  74-76

Noble Muravlenko                   58-60

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                             AS OF AUGUST 31, 2001



                                                           YEAR                                                         ANTICIPATED
                                                           BUILT/       WATER                                           CONTRACT
RIG                                    RIG DESIGN          REBUILT      DEPTH      LOCATION         OPERATOR            EXPIRATION
---                                    ----------          -------      -----      --------         --------            ----------
NORTH SEA JACKUPS (8)
---------------------
Noble Al White              CFEM T-2005 C (T)              1982/1997    360'-IC    Netherlands      Elf Petroland           3/2002

Noble Byron Welliver        CFEM T-2005 C (T)                1982       300'-IC    Denmark          Maersk                  8/2002

Noble Kolskaya              Gusto Engineering (T)            1985       330'-IC    Denmark          Maersk                  4/2002

Noble George Sauvageau      NAM (T)                          1981       300'-IC    Netherlands      Statoil                 4/2002

Noble Ronald Hoope          MSC/CJ46 (T)                     1982       225'-IC    Netherlands      Elf Petroland          12/2001

Noble Piet van Ede          MSC/CJ46 (T)                     1982       205'-IC    Netherlands      Transcanada            12/2001

Noble Lynda Bossler         MSC/CJ46 (T) (Z)                 1982       205'-IC    Netherlands      Clyde                  12/2001

Noble Julie Robertson       Baker Marine Europe Class (T)    1981       180'-IC    United Kingdom   Talisman               12/2001

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld     Offshore SCP III Mark 2 (T)    1979/2000    1,500'     United Kingdom   Texaco                 12/2001

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead       F&G L-780 MOD II-IC (T)        1982/1990    300'-IC    Nigeria          Addax                   4/2002

Noble Percy Johns           F&G L-780 MOD II-IC (T)        1981/1995    300'-IC    Nigeria          ExxonMobil              4/2002

Noble Roy Butler            F&G L-780 MOD II-IC (T)          1982       300'-IC    Nigeria          Chevron                 4/2003

Noble Ed Noble              MLT Class 82-SD-C (T)          1984/1990    250'-IC    Nigeria          ExxonMobil              3/2002

Noble Lloyd Noble           MLT Class 82-SD-C (T)          1983/1990    250'-IC    Nigeria          Texaco                  9/2001

Noble Don Walker            BakMar BMC 150 IC (T)            1982       150'-IC    Nigeria          Shell                  11/2002

ARABIAN GULF JACKUPS (6)
------------------------
Noble Kenneth Delaney       F&G L-780 MOD II-IC (T)        1983/1998    300'-IC    Abu Dhabi        NDC                     5/2002

Noble George McLeod         F&G L-780 MOD II-IC (T)        1981/1995    300'-IC    Abu Dhabi        NDC                     6/2002

Noble Gus Androes           Levingston Class 111-C (T)     1982/1996    300'-IC    Qatar            Maersk                 12/2002

Noble Chuck Syring          MLT Class 82-C (T)             1976/1996    250'-IC    Qatar            Maersk                  6/2002

Noble Crosco Panon          Levingston Class 111-C (T)     1976/2001    300'-IC    Qatar            Elf Petroleum Qatar     2/2002

Noble Charles Copeland      MLT Class 82-SD-C (T)          1979/2001    250'-IC    Under tow

INDIA JACKUPS (2)
-----------------
Noble Jimmy Puckett         F&G L-780 MOD II-IC              1982       300'-IC    India            Stacked

Noble Ed Holt               Levingston Class 111-C (T)     1981/1994    300'-IC    India            ONGC                   11/2002

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard            F&G 9500 Enhanced Pacesetter     1986       7,500'     Dalian, China    Shipyard



                            DAYRATE
RIG                         ($000)                                    COMMENTS
---                          ------                                    --------

NORTH SEA JACKUPS (8)
---------------------
Noble Al White               39-41      On new rate 8/24/2001, next well @ $51-52, then one well @ $72-74.
                                        Each well +/- 95 days.

Noble Byron Welliver         43-45      New rate of $63-65 effective 9/01/2001 to 8/31/2002.

Noble Kolskaya               73-75      Contract commenced 3/30/2001.

Noble George Sauvageau       74-75      Farmout from NAM to Statoil. Back to NAM +/- 9/15/2001 @ $78-80 through
                                        10/09/2001. Beginning 10/10/2001 rate to be a market index rate for 6-months duration.

Noble Ronald Hoope           75-77      On new rate 8/24/2001 for +/- 90 days, next well @ $71-73 (previous commitment).

Noble Piet van Ede           54-56      Next one-year contract from 1/01/2002 @ $80-81 with Gaz de Franz.

Noble Lynda Bossler          68-70      Rate effective 7/01/2001. Off contract in mid-September for 14-21 days for spud can repairs.

Noble Julie Robertson        56-58      Commenced first well on 5/23/01, next well @ $63-65 to start +/- 9/05/2001, plus 35-day option @ $63-65, then to BG for 5 wells, anticipated to be 12-14 months @ $87-88 commencing +/- 12/15/2001 - 1/15/2002. As of 8/24/2001, we purchased the remaining 50%
                                        interest in the joint venture that owns the Noble Julie Robertson for $20 million in cash.

NORTH SEA SEMISUBMERSIBLES (1)
------------------------------
Noble Ton van Langeveld      77-79      From 7/19/2001 through +/-10/15/2001, then $83-85 until +/- 12/15/2001.

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead        57-59      Rate effective 4/15/2001.

Noble Percy Johns            57-59      Rate effective 4/01/2001.

Noble Roy Butler             51-53      Contract commenced 4/15/2001, year two at a mutually agreed dayrate.

Noble Ed Noble               51-53      Contract commenced 3/01/2001.

Noble Lloyd Noble            67-68      90-day extension @ $67-68 from 6/11/2001. Then to Chevron Nigeria for one year @  $57-59.

Noble Don Walker             34-36      Two-year contract. Reprice year two dayrate in November 2001.

ARABIAN GULF JACKUPS (6)
------------------------
Noble Kenneth Delaney        53-54      On contract 5/21/2001.

Noble George McLeod          53-54      On contract 6/01/2001.

Noble Gus Androes            53-55      Rate effective 4/29/2001.

Noble Chuck Syring           50-52      On contract 6/06/2001.

Noble Crosco Panon           39-41      On contract 6/01/2001.

Noble Charles Copeland                  ETA Qatar 9/19/2001. 270-day contract with BP Qatar @ $57-59. Start +/-10/07/2001.

INDIA JACKUPS (2)
-----------------
Noble Jimmy Puckett                     Rig damaged during tow. Damage assessment ongoing. Rig is anticipated to be out of service until at least 1Q '02.

Noble Ed Holt                33-35

FAR EAST SEMISUBMERSIBLES (1)
-----------------------------
Noble Dave Beard                        Completing engineering.

-------------------------------

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge



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